UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2023
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Tradeweb Markets Inc.
(Exact name of registrant as specified in charter)
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Delaware	001-38860	83-2456358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Avenue of the Americas New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (646) 430-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001	TW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2023, the Board of Directors (the “Board”) of Tradeweb Markets Inc. (the “Company”) appointed Mr. Troy Dixon, age 51, as a Class I independent director, effective as of March 1, 2023. Mr. Dixon will hold office until the annual meeting of stockholders to be held in 2023 and until his successor shall be elected and qualified or until his earlier death, resignation, retirement, disqualification or removal.

Mr. Dixon was designated to serve on the Board by Refinitiv Parent Limited (“Refinitiv”), our controlling stockholder, pursuant to Refinitiv’s director designation right as set forth in Section 2.1 of that certain Stockholders Agreement, dated as of April 8, 2019, by and among the Company and the stockholders named therein. Mr. Dixon does not have any family relationships with any director or executive officer of the Company and there are no transactions in which Mr. Dixon has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with his appointment to the Board, Mr. Dixon will be entitled to receive an annual cash retainer of $100,000 and an annual equity award of restricted stock units with a value of $150,000, prorated to reflect days of service and in accordance with the Company’s non-employee director compensation program.

Mr. Dixon is the Founder and Chief Investment Officer of Hollis Park Partners LP, an alternative asset manager that specializes in structured products, a position he has held since 2013. Mr. Dixon has nearly thirty years of industry experience, including leading residential mortgage-backed securities (RMBS) trading at UBS Inc. from 2002 to 2006 and at Deutsche Bank from 2006 to 2013. At Deutsche Bank he was also a member of the Corporate Banking & Securities Americas Executive Committee and the Rates and Credit Trading Executive Committee. Mr. Dixon currently serves as an independent board member and head of the Audit Committee of Lafayette Square Business Development Corporation, and a board member of Boys Hope Girls Hope and New Height Youth Inc. He previously served on the Securities Industry and Financial Markets Association’s (SIFMA) RMBS Executive Board. He received a Bachelor of Arts degree from The College of the Holy Cross. Mr. Dixon was appointed to serve on our Board because of his deep knowledge of the trading industry.

The Company will enter into its standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.16 to the Company’s Registration Statement on Form S-1 (File No. 333-230115) and is incorporated herein by reference, with Mr. Dixon.

Item 7.01.	Regulation FD Disclosure.
On February 21, 2023, the Company issued a press release announcing the appointment of Troy Dixon. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description
10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.16 to the Company’s Registration Statement on Form S-1 (File No. 333-230115)).
99.1	Press Release of Tradeweb Markets Inc., dated February 21, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADEWEB MARKETS INC.

Date: February 21, 2023	By:	/s/ Douglas Friedman
Name: Douglas Friedman
Title: General Counsel